UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005 providing for the issuance of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-01              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Deutsche Bank National Trust Company, as Custodian, and JPMorgan Chase Bank, N.A., as Trustee.

     October 25, 2005 Restatement was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Restatement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        IXIS Real Estate Mortgage Capital Trust 2005-HE2
        Mortgage Pass-Through Certificates,  Series 2005-HE2

                       JPMORGAN CHASE BANK,N.A., not in its individual capacity but solely as Trustee under the Agreement referred to herein

                 By: /s/  Thomas Venusti
                          --------------------------------------------
                          Thomas Venusti
                          Assistant Vice President

Date: March 27, 2006

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Restatement to Certificateholders

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005


                      IXIS Real Estate Capital Trust 2005-HE2
                         Statement To Certificateholders
                                October 25, 2005
                               ***RESTATEMENT***


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      255,000,000.00    185,069,396.48     22,827,965.69      582,917.19       23,410,882.88    0.00      0.00    162,241,430.79
A2      175,000,000.00    175,000,000.00              0.00      561,069.44          561,069.44    0.00      0.00    175,000,000.00
A3       70,000,000.00     70,000,000.00              0.00      228,375.00          228,375.00    0.00      0.00     70,000,000.00
A4      109,858,000.00    109,858,000.00              0.00      369,031.33          369,031.33    0.00      0.00    109,858,000.00
AMZ      95,020,000.00     84,124,339.14      3,556,751.41      277,166.33        3,833,917.74    0.00      0.00     80,567,587.73
M1       28,938,000.00     28,938,000.00              0.00       99,305.57           99,305.57    0.00      0.00     28,938,000.00
M2       15,980,000.00     15,980,000.00              0.00       55,095.49           55,095.49    0.00      0.00     15,980,000.00
M3       12,958,000.00     12,958,000.00              0.00       44,989.46           44,989.46    0.00      0.00     12,958,000.00
M4       22,891,000.00     22,891,000.00              0.00       82,057.88           82,057.88    0.00      0.00     22,891,000.00
M5       12,957,000.00     12,957,000.00              0.00       46,760.37           46,760.37    0.00      0.00     12,957,000.00
M6       11,230,000.00     11,230,000.00              0.00       40,889.68           40,889.68    0.00      0.00     11,230,000.00
B1       13,389,000.00     13,389,000.00              0.00       54,251.48           54,251.48    0.00      0.00     13,389,000.00
B2        8,638,000.00      8,638,000.00              0.00       35,696.54           35,696.54    0.00      0.00      8,638,000.00
B3        9,503,000.00      9,503,000.00              0.00       42,715.99           42,715.99    0.00      0.00      9,503,000.00
B4        8,638,000.00      8,638,000.00              0.00       51,004.99           51,004.99    0.00      0.00      8,638,000.00
P               100.00            100.00              0.00      535,249.55          535,249.55    0.00      0.00            100.00
R                 0.00              0.00              0.00            0.00                0.00    0.00      0.00              0.00
TOTALS  850,000,100.00    769,173,835.62     26,384,717.10    3,106,576.29       29,491,293.39    0.00      0.00    742,789,118.52
X        13,821,138.00     13,821,138.00              0.00    1,907,738.28        1,907,738.28    0.00      0.00     13,821,138.20

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Current
                         Beginning                                                              Ending         Class      Pass-thru
Class     CUSIP         Principal     Principal           Interest             Total            Principal                  Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1      45071KBD5     725.76233914    89.52143408          2.28594976          91.80738384      636.24090506    A1      3.910000 %
A2      45071KBE3   1,000.00000000     0.00000000          3.20611109           3.20611109    1,000.00000000    A2      3.980000 %
A3      45071KBF0   1,000.00000000     0.00000000          3.26250000           3.26250000    1,000.00000000    A3      4.050000 %
A4      45071KBG8   1,000.00000000     0.00000000          3.35916665           3.35916665    1,000.00000000    A4      4.170000 %
AMZ     45071KBH6     885.33297348    37.43160819          2.91692623          40.34853441      847.90136529    AMZ     4.090000 %
M1      45071KBJ2   1,000.00000000     0.00000000          3.43166667           3.43166667    1,000.00000000    M1      4.260000 %
M2      45071KBK9   1,000.00000000     0.00000000          3.44777785           3.44777785    1,000.00000000    M2      4.280000 %
M3      45071KBL7   1,000.00000000     0.00000000          3.47194474           3.47194474    1,000.00000000    M3      4.310000 %
M4      45071KBM5   1,000.00000000     0.00000000          3.58472238           3.58472238    1,000.00000000    M4      4.450000 %
M5      45071KBN3   1,000.00000000     0.00000000          3.60888863           3.60888863    1,000.00000000    M5      4.480000 %
M6      45071KBP8   1,000.00000000     0.00000000          3.64111131           3.64111131    1,000.00000000    M6      4.520000 %
B1      45071KBQ6   1,000.00000000     0.00000000          4.05194413           4.05194413    1,000.00000000    B1      5.030000 %
B2      45071KBR4   1,000.00000000     0.00000000          4.13250058           4.13250058    1,000.00000000    B2      5.130000 %
B3      45071KBS2   1,000.00000000     0.00000000          4.49500053           4.49500053    1,000.00000000    B3      5.580000 %
B4      45071KBT0   1,000.00000000     0.00000000          5.90472216           5.90472216    1,000.00000000    B4      7.206653 %
P       N/A         1,000.00000000     0.00000000  5,352,495.50000000   5,352,495.50000000    1,000.00000000    P       0.000000 %
TOTALS                904.91028839    31.04084000          3.65479521          34.69563520      873.86944839
X       N/A         1,000.00000000     0.00000000        138.03047766         138.03047766    1,000.00001447    X       0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Sec. 4.03 Subordinated Amount                                                                          13,821,138.21
Sec. 4.03 Specified Subordinated Amount                                                                13,821,138.21
Sec. 4.03 Subordinated  Deficiency Amount                                                              0.00
Sec. 4.03 Overcollateralization Release Amount                                                         0.00
Sec. 4.03 Monthly Excess Interest                                                                      1,974,714.62
Sec. 4.03 Monthly Excess Cash Flow Amount                                                              1,974,714.62
Sec. 4.03 Extra Principal Distribution Amount                                                          66,118.04

Sec. 4.03 Trustee Fee                                                                                  1,304.88
Sec. 4.03 Servicing Fee                                                                                326,220.31

Sec. 4.03 Current Advances                                                                             2,206,660.33

Sec. 4.03(vi) Ending Collateral Balance                                                                756,610,156.73

Sec. 4.03 Total Beginning Number of Loans                                                              4,755.00
Sec. 4.03 Total Ending Number of Loans                                                                 4,623.00

Sec. 4.03  Weighted Average Gross Mortgage Rate Entire Deal                                            7.468432%

Sec. 4.03 Weighted Average Net Mortgage Rate Entire Deal                                               6.966432%

Sec. 4.03 Weighted Average Term to Maturity                                                            346.00

Sec. 4.03 Delinquencies

Sec. 4.03 Number of Loans 31 Days Delinquent                                                           112.00
Sec. 4.03 Balance of Loans 31 Days Delinquent                                                          14,981,171.81
Sec. 4.03 Number of Loans 61 Days Delinquent                                                           29.00
Sec. 4.03 Balance of Loans 61 Days Delinquent                                                          4,902,038.59
Sec. 4.03 Number of Loans 91 Days Delinquent                                                           19.00
Sec. 4.03 Balance of Loans 91 Days Delinquent                                                          1,791,349.68
Sec. 4.03 Total Number of Loans Delinquent                                                             160.00
Sec. 4.03 Total Balance Delinquent Loans                                                               21,674,560.08

Sec. 4.03 Total Number of Loans Delinquent                                                             160.00
Sec. 4.03 Total Balance of Loans Delinquent                                                            21,674,560.08
Sec. 4.03 (xii) Outstanding Balance of Sixty Plus Day Delinquent                                       17,261,349.08

Sec. 4.03 Loans in Foreclosure

                          Number of Loans in Foreclosure 0 to 29 Days Delinquent                       1.00
                          Balance of Loans in Foreclosure 0 to 29 Days Delinquent                      57,474.49
                          Number of Loans in Foreclosure 30 to 59 Days Delinquent                      0.00
                          Balance of Loans in Foreclosure 30 to 59 Days Delinquent                     0.00
                          Number of Loans in Foreclosure 60 to 89 Days Delinquent                      12.00
                          Balance of Loans in Foreclosure 60 to 89 Days Delinquent                     1,850,512.30
                          Number of Loans in Foreclosure 90+ Days Delinquent                           50.00
                          Balance of Loans in Foreclosure 90+ Days Delinquent                          7,884,216.07

                             Foreclosure by Group
                             Group                Number of         Principal Balance         Percentage
                             Number               Loans

                                   1                 63               9,792,202.86                  1.29%
Sec. 4.03 Loans in Bankruptcy

                          Number of Loans in Bankruptcy 0 to 29 Days Delinquent                       1.00
                          Balance of Loans in Bankruptcy 0 to 29 Days Delinquent                      104,158.11
                          Number of Loans in Bankruptcy 30 to 59 Days Delinquent                      1.00
                          Balance of Loans in Bankruptcy 30 to 59 Days Delinquent                     183,947.47
                          Number of Loans in Bankruptcy 60 to 89 Days Delinquent                      1.00
                          Balance of Loans in Bankruptcy 60 to 89 Days Delinquent                     154,246.00
                          Number of Loans in Bankruptcy 90+ Days Delinquent                           4.00
                          Balance of Loans in Bankruptcy 90+ Days Delinquent                          311,141.54

                             Bankruptcy by Group
                             Group                 Number of        Principal Balance          Percentage
                             Number                Loans

                                   1                 7                 753,493.12                   0.10%

Sec. 4.03 Loans in REO
                             Loans in REO
                             REO by Group
                             Group                  Number of       Principal Balance            Percentage
                             Number                 Loans

                                   1                  2                310,370.41                     0.04%

Sec. 4.03 REO Book Value                                                                              310,370.41

                                    Principal Collections
Scheduled Principal                                                                                   429,719.50
Payoffs                                                                                            25,813,452.37
Curtailments                                                                                           75,427.19
Liquidation Proceeds                                                                                        0.00

Sec. 4.03 Prepayment Penalties/Premiums                                                               535,249.55

                                     Prepayment Rate Calculations
Constant Prepayment Rate (CPR)
                          One Month CPR                                                               33.217870%
                          Three Month Average CPR                                                     33.226671%

Total Constant Prepayment Rate (CPR)
                          One Month CPR                                                               33.217870%
                          Three Month Average CPR                                                     33.226671%

                                     Realized Losses
Number of Loans Liquidated                                                                                  0.00
Current Realized Losses Incurred                                                                            0.00
Net Liquidation Proceeds                                                                                    0.00
Loss Severity                                                                                           0.000000%

Cumulative Number of Loans Liquidated                                                                       0.00
Cumulative Realized Losses Incurred                                                                         0.00
Cumulative Net Liquidation Proceeds                                                                         0.00
Cumulative Loss Severity                                                                                0.000000%

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

                                        Default Rates
MDR (Monthly Default Rate)
                          Current MDR                                                                 0.000000%
                          3 Month Average MDR                                                         0.000000%
                          12 Month Average MDR                                                        0.000000%
                          Cummulative MDR                                                             0.000000%
                          Average MDR Since Cut-Off                                                   0.000000%

CDR (Conditional Default Rate)
                          Current Conditional Default Rate                                            0.000000%
                          3 Month Average CDR                                                         0.000000%
                          12 Month Average CDR                                                        0.000000%
                          Cummulative CDR                                                             0.000000%
                          Average CDR Since Cut-Off                                                   0.000000%


Sec. 4.03 Class M1 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class M1 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class M2 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class M2 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class M3 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class M3 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class M4 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class M4 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class M5 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class M5 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class M6 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class M6 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class B1 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class B1 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class B2 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class B2 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class B3 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class B3 Applied Realized Loss Amount                                                       0.00
Sec. 4.03 Class B4 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.03 Class B4 Applied Realized Loss Amount                                                       0.00

Sec. 4.03(xvi) Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                    0.00
Class A2 Unpaid Interest Shortfall                                                                    0.00
Class A3 Unpaid Interest Shortfall                                                                    0.00
Class A4 Unpaid Interest Shortfall                                                                    0.00
Class AMZ Unpaid Interest Shortfall                                                                   0.00
Class M1 Unpaid Interest Shortfall                                                                    0.00
Class M2 Unpaid Interest Shortfall                                                                    0.00
Class M3 Unpaid Interest Shortfall                                                                    0.00
Class M4 Unpaid Interest Shortfall                                                                    0.00
Class M5 Unpaid Interest Shortfall                                                                    0.00
Class M6 Unpaid Interest Shortfall                                                                    0.00
Class B1  Unpaid Interest Shortfall                                                                   0.00
Class B2  Unpaid Interest Shortfall                                                                   0.00
Class B3  Unpaid Interest Shortfall                                                                   0.00
Class B4  Unpaid Interest Shortfall                                                                   0.00
Class X Unpaid Interest Shortfall                                                                     0.00

Current Period Relief Act/ Prepayment Interest Shortfalls                                             0.00

Class A1 Interest Reduction                                                                           0.00
Class A2 Interest Reduction                                                                           0.00
Class A3 Interest Reduction                                                                           0.00
Class A4 Interest Reduction                                                                           0.00
Class AMZ Interest Reduction                                                                          0.00
Class M1  Interest Reduction                                                                          0.00
Class M2 Interest Reduction                                                                           0.00
Class M3 Interest Reduction                                                                           0.00
Class M4  Interest Reduction                                                                          0.00
Class M5 Interest Reduction                                                                           0.00
Class B1  Interest Reduction                                                                          0.00
Class M6 Interest Reduction                                                                           0.00
Class B2  Interest Reduction                                                                          0.00
Class B3  Interest Reduction                                                                          0.00
Class B4  Interest Reduction                                                                          0.00
Class X  Interest Reduction                                                                           0.00


Sec. 4.03 Has the Trigger Event Occured                                                               NO
Sec. 4.03 Has the Sequential Trigger Event Occured                                                    NO

Sec. 4.03 Cumulative Realized Losses as a Percentage of Original Collateral Balance                   0.000000%

Sec. 4.03 Available Funds
Available Funds                                                                                       31,400,336.55
Interest Remittance Amount                                                                            5,081,737.49
Principal Remittance Amount                                                                           26,318,599.06

Sec 4.03 Repurchased Principal                                                                        0.00

Class X Distributable Amount                                                                          1,907,738.28

Subsequent Recoveries                                                                                 0.00

Basis Risk Shortfalls
Class A1 Aggregate Basis Risk Shortfall                                                               0.00
Class A2 Aggregate Basis Risk Shortfall                                                               0.00
Class A3 Aggregate Basis Risk Shortfall                                                               0.00
Class A4 Aggregate Basis Risk Shortfall                                                               0.00
Class AMZ Aggregate Basis Risk Shortfall                                                              0.00
Class M1 Aggregate Basis Risk Shortfall                                                               0.00
Class M2 Aggregate Basis Risk Shortfall                                                               0.00
Class M3 Aggregate Basis Risk Shortfall                                                               0.00
Class M4 Aggregate Basis Risk Shortfall                                                               0.00
Class M5 Aggregate Basis Risk Shortfall                                                               0.00
Class M6 Aggregate Basis Risk Shortfall                                                               0.00
Class B1 Aggregate Basis Risk Shortfall                                                               0.00
Class B2 Aggregate Basis Risk Shortfall                                                               0.00
Class B3 Aggregate Basis Risk Shortfall                                                               0.00
Class B4 Aggregate Basis Risk Shortfall                                                               0.00

Basis Risk Shortfalls Repaid this Period
Class A1 Basis Risk Shortfalls Repaid this Period this Period                                         0.00
Class A2 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class A3 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class A4 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class AMZ Basis Risk Shortfalls Repaid this Period                                                    0.00
Class M1 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class M2 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class M3 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class M4 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class M5 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class M6 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class B1 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class B1 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class B3 Basis Risk Shortfalls Repaid this Period                                                     0.00
Class B4 Basis Risk Shortfalls Repaid this Period                                                     0.00

Excess Reserve Fund Account                                                                           0.00

A2 Interest Rate Cap Payment                                                                          0.00
M Interest Rate Cap Payment                                                                           0.00
B Interest Rate Cap Payment                                                                           0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.